--------------------------------------------------------------------------------
MID CAP BLEND
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                               [GRAPHIC OMITTED]

The Alliance Fund

Semi-Annual Report
May 31, 2000

                             [LOGO] AllianceCapital
                      The Investment Professional's Choice

                          Investment Products Offered
                        -------------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                        -------------------------------

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
July 17, 2000

Dear Shareholder:

This report provides information regarding the investment results and market activity for The Alliance Fund (the "Fund") for the semi-annual reporting period ended May 31, 2000.

Investment Objective and Policies

The Alliance Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance Capital believes will appreciate in value. The Fund may invest in a variety of securities, including convertible bonds, U.S. government securities and other high-quality short-term investments. The Fund has the flexibility to invest without limits in foreign securities.

Investment Results

In the following table, the Fund's performance is compared with that of the Standard & Poor's (S&P) MidCap 400 Index, which is a measure of mid-cap stock performance, and the Russell 1000 Growth Stock Index, which tracks the performance of large, growth-oriented companies.

While we are clearly disappointed in the past six and 12-month performance, the Fund has continued to exercise its discipline of buying and holding stocks with rapid growth rates, but at reasonable valuations. The booming market for high price-to-earnings (P/E) technology stocks which persisted into March and our relative lack of participation in these names certainly hurt performance. However, with the sharp technology stock correction in the period of late March through May, some of these stocks have declined sharply to more reasonable valuations. Into this decline we have modestly increased our technology holdings while remaining overweight in telecom shares. Seeking growth, but remaining disciplined regarding price, continues to be the approach of the Fund.

The Fund's underperformance over the past six and 12 months has been largely due to an underweighting in technology shares which we had believed to be substantially overvalued. Our investment approach of seeking to identify and own rapidly growing companies, while at the same time taking price into consideration, has had difficulty relating with the more than 100 times price-to-earnings (P/E) ratios that currently exist in many high tech issues. The Fund instead has focused more on rapidly growing telecom issues, primarily in the wireless industry where valuations were much more reasonable and expected growth is still very substantial.

INVESTMENT RESULTS*
Periods Ended May 31, 2000

                    -------------------
                       Total Returns
                    -------------------
                    6 Months  12 Months
---------------------------------------
The Alliance Fund
  Class A             -4.89%      3.02%
---------------------------------------
  Class B             -5.42%      2.00%
---------------------------------------
  Class C             -5.43%      2.00%
---------------------------------------
S&P MidCap
400 Index             13.78%     21.45%
---------------------------------------
Russell 1000
Growth Stock
Index                  6.97%     24.99%
---------------------------------------


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                                                           THE ALLIANCE FUND o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of May 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will differ due to different expenses associated with that class. Past performance is no guarantee of future results.

      The S&P MidCap 400 Index is an unmanaged index of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies. The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Alliance Fund.

      Additional investment results appear on pages 4-7.

Review Of Investment Strategy

The Fund has maintained a mid-cap focus. The Fund's current mean market capitalization is approximately $5 to $6 billion, with the majority of holdings in the $2 to $20 billion market cap range. Companies in this market cap range often have significant growth opportunities and many are selling at very attractive valuations. Within this mid-cap universe, we attempt to identify the most rapidly growing companies and to buy and hold them at attractive valuation levels.

Telecommunications remains the largest industry weighting in the Fund. Holdings such as NTL Inc., the largest cable television company in the U.K., and Millicom International Cellular are among the Fund's largest holdings. We used the sharp sell-off in technology and telecommunications stocks that took place in the early March through May period to increase some of the more attractive telecom names and to initiate positions in some technology names where we had been very underweighted.

Financial services are a second major area of concentration for the Fund. Legg Mason, a rapidly growing regional broker and asset manager, has been an excellent performer and is currently the Fund's largest holding. Additional holdings in A.G. Edwards, AFLAC, Inc., ACE Limited, and Associates First Capital provide strong earnings growth with attractive valuations.

Airline stocks are also important holdings. Load factors are at all-time highs, fuel costs appear to be moderating, and earnings estimates are being increased for most major air carriers. Continental Airlines, in particular, is an example of a company with strong profit improvement, rapid growth, and a very low P/E ratio.

Lastly, health care is featured in the Fund, as we have increased holdings


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2 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

in the hospital management area and continued to invest in selected biotech companies. The health care area is experiencing major technological changes, and will likely be an area of increased focus for the Fund.

Current Outlook

It would appear that Federal Reserve Board rate increases are nearly finished, with perhaps one more increase later in the year. With the Fed in a more neutral mode, markets should be stronger and more broadly based--a situation that should help our investment style of using more mid-cap names. Inflation remains low and interest rates could therefore be flat to down slightly for the rest of the year. Finally, it may be that the technology mania that propelled a number of companies to extraordinarily high valuations has slowed. If so, this argues for a broader, more rational market where our approach of aggressive growth, at a reasonable price, should show substantial success.

Thank you for your continued interest in The Alliance Fund. We look forward to reporting to you on market activity and your Fund's investment results in the coming months.

Sincerely,

/s/ John D. Carifa


John D. Carifa
Chairman and President


/s/ Alden M. Stewart

Alden M. Stewart
Executive Vice President

[PHOTO]

John D. Carifa

[PHOTO]

Alden M. Stewart

Alden M. Stewart, Executive Vice President and Portfolio Manager, has over 29 years of investment experience.


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                                                           THE ALLIANCE FUND o 3

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT
5/31/90 TO 5/31/00

o The Alliance Fund
o Russell 1000 Growth Index
o Standard & Poor's 400 Midcap Index

[LINE CHART OMITTED]

Russell 1000 Growth Index $58,707

S&P 400 Midcap Index: $51,904

The Alliance Fund Class A: $36,710

This chart illustrates the total value of an assumed $10,000 investment in The Alliance Fund Class A shares (from 5/31/90 to 5/31/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 400 Midcap Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the U.S.

When comparing The Alliance Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
4 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

[BAR CHART OMITTED]

                   The Alliance Fund-Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                 The                   S&P MidCap
                            Alliance Fund              400 Index
--------------------------------------------------------------------------------
      5/31/91                  11.70%                    19.37%
      5/31/92                   9.75%                    15.84%
      5/31/93                  19.55%                    18.59%
      5/31/94                   5.57%                     4.03%
      5/31/95                  14.32%                    13.51%
      5/31/96                  28.78%                    28.46%
      5/31/97                  19.78%                    18.16%
      5/31/98                  28.06%                    29.91%
      5/31/99                   6.58%                    11.93%
      5/31/00                   3.02%                    21.45%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The S&P MidCap 400 Index is an unmanaged index of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 5

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
May 31, 2000 (unaudited)

PORTFOLIO STATISTICS
Assets ($mil): $1,210.8
Median Market Capitalization ($mil): $3,799

INCEPTION DATE
(Class A shares)
7/7/38

[BAR CHART OMITTED]

SECTOR BREAKDOWN

o 30.13% Consumer Services
o 20.40% Finance
o 18.47% Utilities
o 10.37% Technology
o  6.19% Health Care
o  2.73% Consumer Manufacturing
o  2.47% Energy
o  2.04% Consumer Staples
o  1.36% Multi Industry Companies
o  1.12% Capital Goods
o  1.02% Basic Industry
o  3.70% Short-Term

[BAR CHART OMITTED]

HOLDING TYPE

o 95.87% Equity
o  0.43% Fixed-Income
o  3.70% Short-Term Securities

All data as of May 31, 2000. The Fund's holdings and sector breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                              INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
        One Year                  3.02%                     -1.36%
      Five Years                 16.75%                     15.72%
       Ten Years                 14.39%                     13.89%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
        One Year                  2.00%                     -1.70%
      Five Years                 15.75%                     15.75%
 Since Inception*(a)             14.05%                     14.05%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
        One Year                  2.00%                      1.08%
      Five Years                 15.70%                     15.70%
 Since Inception*                14.41%                     14.41%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

                          Class A           Class B         Class C
--------------------------------------------------------------------------------
        One Year          19.56%            19.87%          22.91%
      Five Years          19.31%            19.34%          19.30%
       Ten Years          15.82%               n/a             n/a
 Since Inception*         11.64%        	  15.50%(a)       16.39%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 7/7/38 Class A; 3/4/91 Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

n/a:  not applicable


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 7

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                                 Percent of
Company                                        Value             Net Assets
--------------------------------------------------------------------------------
Legg Mason, Inc.                        $ 71,703,125                   5.9%
--------------------------------------------------------------------------------
Continental Airlines, Inc.                63,528,125                   5.3
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.            54,802,000                   4.5
--------------------------------------------------------------------------------
NTL, Inc. (Common stocks and bond)        53,911,312                   4.5
--------------------------------------------------------------------------------
CNA Financial Corp.                       51,746,875                   4.3
--------------------------------------------------------------------------------
Millicom International Cellular, SA       51,000,000                   4.2
--------------------------------------------------------------------------------
United States Cellular Corp.              49,800,000                   4.1
--------------------------------------------------------------------------------
Royal Caribbean Cruises, Ltd.             35,706,250                   3.0
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl.A       32,925,000                   2.7
--------------------------------------------------------------------------------
Health Management Associates, Inc.        30,712,500                   2.5
--------------------------------------------------------------------------------
                                        $495,835,187                  41.0%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31,2000 (unaudited)

                                             -----------------------------------
                                                          Shares*
                                             -----------------------------------
Purchases                                     Bought      Holdings 5/31/00
--------------------------------------------------------------------------------
AFLAC, Inc.                                  350,000               350,000
--------------------------------------------------------------------------------
AMFM, Inc.                                   149,000               149,000
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl.A          975,000             1,200,000
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                      500,000               600,000
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                           400,000               400,000
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                   600,000               600,000
--------------------------------------------------------------------------------
Foundry Networks, Inc.                       300,000               300,000
--------------------------------------------------------------------------------
Northwest Airlines Corp.                     625,000               625,000
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc. Cl.A                   226,300               250,000
--------------------------------------------------------------------------------
United Pan-Europe Communications
   NV (ADR)                                  500,000               500,000
--------------------------------------------------------------------------------

Sales                                           Sold      Holdings 5/31/00
--------------------------------------------------------------------------------
Amdocs, Ltd.                                 275,000               250,000
--------------------------------------------------------------------------------
Carnival Corp. Cl.A                          825,000               100,000
--------------------------------------------------------------------------------
Delta Airlines, Inc.                         517,700               222,300
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                   85,000                75,000
--------------------------------------------------------------------------------
Korn/Ferry International                     672,000                    -0-
--------------------------------------------------------------------------------
Millicom International Cellular, SA          274,000             1,200,000
--------------------------------------------------------------------------------
Noble Drilling Corp.                       1,338,000                    -0-
--------------------------------------------------------------------------------
Santa Fe International Corp.                 920,000                    -0-
--------------------------------------------------------------------------------
Tele Sudeste Celular Participacoes,
   SA (ADR)                                  300,000                    -0-
--------------------------------------------------------------------------------
Viatel, Inc.                                 292,400                    -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


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8 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Common & Preferred Stocks-94.5%

Consumer Services-29.7%
Airlines-9.0%
Alaska Air Group, Inc.(a) ....................          450,000     $ 14,006,250
America West Holdings Corp. Cl.B(a) ..........          100,000        1,781,250
Continental Airlines, Inc.(a) ................        1,450,000       63,528,125
Delta Air Lines, Inc. ........................          222,300       11,434,556
Northwest Airlines Corp.(a) ..................          625,000       17,773,438
                                                                    ------------
                                                                     108,523,619
                                                                    ------------
Broadcasting & Cable-6.5%
AMFM, Inc.(a) ................................          149,000       10,094,750
Citadel Communications Corp.(a) ..............           25,000        1,001,563
Clear Channel Communications(a) ..............          100,000        7,487,500
Comcast Corp. Cl.A ...........................          400,000       15,150,000
Emmis Communications Corp. Cl.A(a) ...........           60,000        2,047,500
Entercom Communications Corp.(a) .............           96,400        4,386,200
RCN Corp.(a) .................................          400,000        9,225,000
United Pan-Europe Communications NV (ADR)
   (Netherlands)(a) ..........................          500,000       12,812,500
UnitedGlobalCom, Inc. Cl.A(a) ................          250,000       12,000,000
USA Networks, Inc.(a) ........................          200,000        3,787,500
                                                                    ------------
                                                                      77,992,513
                                                                    ------------
Entertainment & Leisure-4.1%
Carnival Corp. ...............................          100,000        2,712,500
Metro-Goldwyn-Mayer, Inc.(a) .................          410,000       11,633,750
Royal Caribbean Cruises, Ltd. ................        1,450,000       35,706,250
                                                                    ------------
                                                                      50,052,500
                                                                    ------------
Gaming-3.2%
MGM Grand, Inc.(b) ...........................          170,000        4,505,000
Park Place Entertainment Corp.(a) ............        2,410,000       30,426,250
Sun International Hotels, Ltd.(a) ............          217,600        3,930,400
                                                                    ------------
                                                                      38,861,650
                                                                    ------------
Printing & Publishing-0.1%
Gannett Co., Inc. ............................           25,000        1,618,750
                                                                    ------------
Restaurants & Lodging-1.0%
Extended Stay America, Inc. ..................        1,334,400       12,009,600
                                                                    ------------
Retail General Merchandise-4.5%
Abercrombie & Fitch Co. Cl.A .................           45,000          441,562
Bed Bath & Beyond, Inc.(a) ...................          600,000       22,087,500
Family Dollar Stores, Inc. ...................          600,000       11,850,000
Industrie Natuzzi SpA (ADR) (Italy) ..........          566,400        6,088,800
TJX Cos., Inc. ...............................          660,000       14,272,500
Too, Inc.(a) .................................                1               26
                                                                    ------------
                                                                      54,740,388
                                                                    ------------


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 9

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Miscellaneous-1.3%
ChoicePoint, Inc.(a) ...........................         101,797    $  4,116,416
Dollar Thrifty Automotive Group, Inc.(a) .......         650,200      11,703,600
                                                                    ------------
                                                                      15,820,016
                                                                    ------------
                                                                     359,619,036
                                                                    ------------
Finance-20.1%
Banking Money Centers-0.2%
Bank of Tokyo-Mitsubishi, Ltd. (ADR) (Japan) ...         200,000       2,525,000
                                                                    ------------
Brokerage & Money Management-7.7%
Edwards (A.G.), Inc. ...........................         600,000      20,962,500
Legg Mason, Inc. ...............................       1,625,000      71,703,125
                                                                    ------------
                                                                      92,665,625
                                                                    ------------
Insurance-9.2%
ACE, Ltd. ......................................         850,000      22,790,625
AFLAC, Inc. ....................................         350,000      18,090,625
CNA Financial Corp.(a) .........................       1,450,000      51,746,875
PMI Group, Inc. ................................         375,000      19,031,250
                                                                    ------------
                                                                     111,659,375
                                                                    ------------
Miscellaneous-3.0%
Associates First Capital Corp. Cl.A ............       1,200,000      32,925,000
The CIT Group, Inc. Cl.A .......................         200,000       3,662,500
                                                                    ------------
                                                                      36,587,500
                                                                    ------------
                                                                     243,437,500
                                                                    ------------
Utilities-18.2%
Telephone Utility-18.1%
Adelphia Business Solutions, Inc.(a) ...........         325,000       7,231,250
ALLTEL Corp. ...................................          10,000         654,375
CenturyTel, Inc. ...............................         200,000       5,400,000
Global Telesystems Group, Inc.(a) ..............       2,425,000      26,978,125
Millicom International Cellular, SA(a)
   (Luxembourg) ................................       1,200,000      51,000,000
PSINet, Inc.(a) ................................         550,000      14,334,375
Telephone & Data Systems, Inc. .................         517,000      54,802,000
Time Warner Telecom, Inc. Cl.A(a) ..............         143,000       8,008,000
United States Cellular Corp.(a) ................         800,000      49,800,000
Western Wireless Corp. Cl.A(a) .................          23,400       1,118,812
                                                                    ------------
                                                                     219,326,937
                                                                    ------------
Miscellaneous-0.1%
Edison Schools, Inc.(a) ........................          51,600       1,070,700
                                                                    ------------
                                                                     220,397,637
                                                                    ------------


--------------------------------------------------------------------------------
10 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Technology-9.8%
Communication Equipment-5.8%
Amdocs, Ltd. 6.75% cv. preferred stock ...........        100,000   $  5,462,500
Grupo Iusacell, SA de C.V. (ADR) (Mexico)(a) .....        225,000      2,981,250
NTL, Inc.(a) .....................................        825,000     48,726,562
Tele Celular Sul Participacoes, SA (ADR) (Brazil)          25,000        846,875
Tele Centro Oeste Celular Participacoes, SA
   (ADR) (Brazil) ................................         50,000        509,375
Tele Nordeste Celular Participacoes, SA (ADR)
   (Brazil) ......................................         12,300        651,900
Telemig Celular Participacoes, SA (ADR) (Brazil) .         80,000      4,645,000
Telesp Celular Participacoes, SA (ADR) (Brazil) ..        150,000      5,681,250
                                                                    ------------
                                                                      69,504,712
                                                                    ------------
Computer Software-2.2%
Amdocs, Ltd.(a) ..................................        250,000     15,484,375
Informix Corp.(a) ................................      1,600,000     11,600,000
                                                                    ------------
                                                                      27,084,375
                                                                    ------------
Networking Software-1.8%
Foundry Networks, Inc.(a) ........................        300,000     18,918,750
Infonet Services Corp. Cl.B ......................        200,000      2,300,000
RADVision, Ltd. (Israel)(a) ......................         45,000        815,625
                                                                    ------------
                                                                      22,034,375
                                                                    ------------
                                                                     118,623,462
                                                                    ------------
Health Care-6.1%
Biotechnology-0.9%
Human Genome Sciences, Inc. ......................         75,000      6,581,250
Pe Corp-PE Biosystems Group ......................         80,000      4,440,000
                                                                    ------------
                                                                      11,021,250
                                                                    ------------
Medical Services-5.2%
Health Management Associates, Inc.(a) ............      2,600,000     30,712,500
Healthsouth Corp.(a) .............................      3,000,000     19,312,500
Tenet Healthcare Corp.(a) ........................        500,000     12,812,500
                                                                    ------------
                                                                      62,837,500
                                                                    ------------
                                                                      73,858,750
                                                                    ------------
Consumer Manufacturing-2.7%
Auto & Related-0.4%
Budget Group, Inc.(a) ............................      1,000,000      3,812,500
Monaco Coach Corp.(a) ............................        100,000      1,437,500
                                                                    ------------
                                                                       5,250,000
                                                                    ------------
Building & Related-0.6%
Masco Corp. ......................................        350,000      6,890,625
                                                                    ------------


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)               Value
--------------------------------------------------------------------------------

Textile Products-1.7%
Unifi, Inc.(a) .........................           1,600,000      $   20,400,000
                                                                  --------------
                                                                      32,540,625
                                                                  --------------
Energy-2.4%
Domestic Integrated-1.0%
Kerr-McGee Corp. .......................             200,000          11,937,500
                                                                  --------------
Miscellaneous-1.4%
Stolt Offshore, SA .....................             130,000           1,917,500
   (ADR) (United Kingdom)(a) ...........           1,200,000          15,600,000
                                                                  --------------
                                                                      17,517,500
                                                                  --------------
                                                                      29,455,000
                                                                  --------------
Consumer Staples-2.0%
Household Products-2.0%
Viad Corp. .............................             925,000          24,339,063
                                                                  --------------
Multi-Industry Companies-1.4%
U.S. Industries, Inc. ..................           1,200,000          16,200,000
                                                                  --------------
Capital Goods-1.1%
Machinery-0.1%
United Rentals, Inc.(a) ................             102,500           1,665,625
                                                                  --------------
Miscellaneous-1.0%
Mohawk Industries, Inc.(a) .............             493,100          11,741,944
                                                                  --------------
                                                                      13,407,569
                                                                  --------------
Basic Industry-1.0%
Chemicals-1.0%
Lyondell Chemical Co. ..................             730,000          12,181,875
                                                                  --------------
Total Common & Preferred Stocks
   (cost $1,056,223,706) ...............                           1,144,060,517
                                                                  --------------
Convertible Bond-0.4%
Communication Equipment-0.4%
NTL, Inc.
   7.00%, 12/15/08
   (cost $5,373,389) ...................              $3,100           5,184,750
                                                                  --------------


--------------------------------------------------------------------------------
12 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
Company                                                (000)               Value
--------------------------------------------------------------------------------

Short-Term Investment-3.7%
Time Deposit-3.7%
State Street Euro Dollar
   6.00%, 6/01/00
   (amortized cost $44,161,000) ..........           $44,161      $   44,161,000
                                                                  --------------
Total Investments-98.6%
   (cost $1,105,758,095) .................                         1,193,406,267
Other assets less liabilities-1.4% .......                            17,374,024
                                                                  --------------

Net Assets-100% ..........................                        $1,210,780,291
                                                                  ==============

(a)   Non-income producing security.
(b)   Illiquid security, valued at fair market value (see Note A)
      Glossary:
      ADR American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 13

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $1,105,758,095) ...   $ 1,193,406,267
CReceivable for investment securities sold ..................        11,658,671
Receivable for capital stock sold ...........................         9,353,185
Dividends and interest receivable ...........................         1,528,097
                                                                ---------------
Total assets ................................................     1,215,946,220
                                                                ---------------
Liabilities
Payable for investment securities purchased .................         2,621,742
Unclaimed dividends .........................................         1,005,679
Management fee payable ......................................           684,657
Distribution fee payable ....................................           298,049
Payable for capital stock redeemed ..........................           272,804
Accrued expenses ............................................           282,998
                                                                ---------------
Total liabilities ...........................................         5,165,929
                                                                ---------------
Net Assets ..................................................   $ 1,210,780,291
                                                                ===============
Composition of Net Assets
Capital stock, at par .......................................   $     1,862,456
Additional paid-in capital ..................................       970,220,717
Accumulated net investment loss .............................        (2,622,946)
Accumulated net realized gain on investments and
   foreign currency transactions ............................       153,671,893
Net unrealized appreciation of investments ..................        87,648,171
                                                                ---------------
                                                                $ 1,210,780,291
                                                                ===============
Calculation Of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,078,443,604 / 163,995,397 shares of capital stock
   issued and outstanding) .................................              $6.58
Sales charge--4.25% of public offering price ...............                .29
                                                                          -----
Maximum offering price .....................................              $6.87
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($96,805,035 / 16,398,033 shares of capital stock
   issued and outstanding) .................................              $5.90
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($25,641,010 / 4,355,309 shares of capital stock
   issued and outstanding) .................................              $5.89
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($9,890,642 / 1,496,867 shares of capital stock
   issued and outstanding) .................................              $6.61
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $142,904) ..................    $   3,697,674
Interest ..................................          727,253      $   4,424,927
                                               -------------
Expenses
Management fee ............................        4,230,701
Distribution fee - Class A ................        1,174,959
Distribution fee - Class B ................          516,095
Distribution fee - Class C ................          164,756
Transfer agency ...........................          607,518
Custodian .................................          118,203
Printing ..................................           78,870
Administrative ............................           59,000
Audit and legal ...........................           52,960
Registration ..............................           21,023
Directors' fees ...........................           13,000
Miscellaneous .............................           10,788
                                               -------------
Total expenses ............................                           7,047,873
                                                                  -------------
Net investment loss .......................                          (2,622,946)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions ...........................                         154,800,666
Net change in unrealized
   appreciation/depreciation
   of investments .........................                        (203,704,584)
                                                                  -------------
Net loss on investments ...................                         (48,903,918)
                                                                  -------------
Net Decrease in Net Assets
   from Operations ........................                       $ (51,526,864)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 15

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                             Six Months Ended      Year Ended
                                                May 31, 2000      November 30,
                                                (unaudited)           1999
                                             ----------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $    (2,622,946)   $    (5,690,446)
Net realized gain on investments
   and foreign currency transactions .....       154,800,666        115,329,294
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....      (203,704,584)       239,978,038
                                             ---------------    ---------------
Net increase (decrease) in net assets
   from operations .......................       (51,526,864)       349,616,886
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................       (94,535,666)       (60,710,238)
   Class B ...............................        (9,448,892)        (5,904,101)
   Class C ...............................        (2,609,183)        (1,431,253)
   Advisor Class .........................          (842,449)          (728,071)
Capital Stock Transactions
Net increase (decrease) ..................       101,723,339        (83,996,950)
                                             ---------------    ---------------
Total increase (decrease) ................       (57,239,715)       196,846,273
Net Assets
Beginning of period ......................     1,268,020,006      1,071,173,733
                                             ---------------    ---------------
End of period ............................   $ 1,210,780,291    $ 1,268,020,006
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)

NOTE A
Significant Accounting Policies

The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified


--------------------------------------------------------------------------------
18 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B
Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $59,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended May 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $484,524 for the six months ended May 31, 2000.

For the six months ended May 31, 2000, the Fund's expenses were reduced by $40,071 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $86,773 and $7,298 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended May 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2000 amounted to $1,789,765, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the adviser, and of which $104,800 was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,780,532 and $1,641,442, for Class B and Class C


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $576,873,734 and $663,796,305, respectively, for the six months ended May 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2000. At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $191,809,520 and gross unrealized depreciation of investments was $104,161,349, resulting in net unrealized appreciation of $87,648,171.

NOTE E
Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   -----------------------------------   ----------------------------------
                                 Shares                                 Amount
                   -----------------------------------   ----------------------------------
                   Six Months Ended         Year Ended   Six Months Ended         Year Ended
                       May 31, 2000       November 30,       May 31, 2000       November 30,
                        (unaudited)               1999        (unaudited)               1999
                   -------------------------------------------------------------------------
Class A
Shares sold             211,946,103         78,847,137    $ 1,461,493,247    $   535,441,819
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          10,654,877          8,843,508         74,477,617         48,374,343
--------------------------------------------------------------------------------------------
Shares converted
  from Class B              254,842            432,073          1,770,220          2,915,800
--------------------------------------------------------------------------------------------
Shares redeemed        (208,308,618)       (98,265,614)    (1,446,642,842)      (661,975,638)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)             14,547,204        (10,142,896)   $    91,098,242    $   (75,243,676)
============================================================================================


--------------------------------------------------------------------------------
20 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 --------------------------------- -----------------------------------
                               Shares                             Amount
                 --------------------------------- -----------------------------------
                 Six Months Ended       Year Ended   Six Months Ended       Year Ended
                     May 31, 2000     November 30,       May 31, 2000     November 30,
                      (unaudited)             1999        (unaudited)             1999
                 ---------------------------------------------------------------------
Class B
Shares sold             2,702,835        4,895,002      $  17,236,364    $  29,907,592
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions         1,409,417        1,096,542          8,879,352        5,504,704
--------------------------------------------------------------------------------------
Shares converted
  to Class A             (283,360)        (473,310)        (1,770,220)      (2,915,800)
--------------------------------------------------------------------------------------
Shares redeemed        (2,256,197)      (6,192,029)       (14,410,301)     (36,644,330)
--------------------------------------------------------------------------------------
Net increase
  (decrease)            1,572,695         (673,795)     $   9,935,195    $  (4,147,834)
======================================================================================

Class C
Shares sold            52,094,092       63,782,370      $ 325,121,936    $ 386,287,376
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           399,720          276,384          2,514,322        1,384,760
--------------------------------------------------------------------------------------
Shares redeemed       (52,221,705)     (63,833,017)      (328,231,153)    (388,642,258)
--------------------------------------------------------------------------------------
Net increase
  (decrease)              272,107          225,737      $    (594,895)   $    (970,122)
======================================================================================
Advisor Class
Shares sold               216,922          357,391      $   1,549,479    $   2,395,697
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           119,848          131,889            841,331          722,752
--------------------------------------------------------------------------------------
Shares redeemed          (155,571)      (1,063,852)        (1,106,013)      (6,753,767)
--------------------------------------------------------------------------------------
Net increase
  (decrease)              181,199         (574,572)     $   1,284,797    $  (3,635,318)
======================================================================================


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------------------
                                                                            Class A
                                       ---------------------------------------------------------------------------------------
                                               Six
                                            Months
                                             Ended
                                           May 31,                                    Year Ended November 30,
                                              2000            ----------------------------------------------------------------
                                       (unaudited)              1999           1998             1997         1996         1995
                                       ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $ 7.55            $ 5.97         $ 8.70           $ 7.71       $ 7.72       $ 6.63
                                       ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) .......          (.01)(a)          (.03)(a)       (.02)(a)         (.02)(a)      .02          .02(a)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................          (.32)             2.00           (.54)            2.09         1.06         2.08
                                       ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................          (.33)             1.97           (.56)            2.07         1.08         2.10
                                       ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................            -0-               -0-            -0-            (.02)        (.02)        (.01)
Distributions from net
  realized gains ...................          (.64)             (.39)         (2.17)           (1.06)       (1.07)       (1.00)
                                       ---------------------------------------------------------------------------------------
Total dividends and
  distributions ....................          (.64)             (.39)         (2.17)           (1.08)       (1.09)       (1.01)
                                       ---------------------------------------------------------------------------------------
Net asset value,
  end of period ....................        $ 6.58            $ 7.55         $ 5.97           $ 8.70       $ 7.71       $ 7.72
                                       =======================================================================================
Total Return
Total investment return based on
  net asset value(b) ...............         (4.89)%           35.37%         (8.48)%          31.82%       16.49%       37.87%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..................    $1,078,444        $1,128,166       $953,181       $1,201,435     $999,067     $945,309
Ratio of expenses to
  average net assets ...............          1.03%(c)          1.06%          1.03%            1.03%        1.04%        1.08%
Ratio of net investment income
  (loss) to average net assets .....          (.33)%(c)         (.41)%         (.36)%           (.29)%        .30%         .31%
Portfolio turnover rate ............            46%               97%           106%             158%          80%          81%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ----------------------------------------------------------------------------------------
                                                                                 Class B
                                      ----------------------------------------------------------------------------------------
                                              Six
                                           Months
                                            Ended
                                          May 31,                                Year Ended November 30,
                                             2000         --------------------------------------------------------------------
                                      (unaudited)             1999           1998           1997           1996           1995
                                      ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............       $ 6.87           $ 5.51         $ 8.25         $ 7.40         $ 7.49         $ 6.50
                                      ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ................         (.04)(a)         (.07)(a)       (.07)(a)       (.08)(a)       (.01)          (.03)(a)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................         (.29)            1.82           (.50)          1.99            .99           2.02
                                      ----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................         (.33)            1.75           (.57)          1.91            .98           1.99
                                      ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...................         (.64)            (.39)         (2.17)         (1.06)         (1.07)         (1.00)
                                      ----------------------------------------------------------------------------------------
Net asset value,
  end of period ....................       $ 5.90           $ 6.87         $ 5.51         $ 8.25         $ 7.40         $ 7.49
                                      ========================================================================================
Total Return
Total investment return based on
  net asset value(b) ...............        (5.42)%          34.24%         (9.27)%        30.74%         15.47%         36.61%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..................      $96,805         $101,858        $85,456        $70,461        $44,450        $31,738
Ratio of expenses to
  average net assets ...............         1.86%(c)         1.89%          1.84%          1.85%          1.87%          1.90%
Ratio of net investment loss
  to average net assets ............        (1.16)%(c)       (1.23)%        (1.17)%        (1.12)%         (.53)%         (.53)%
Portfolio turnover rate ............           46%              97%           106%           158%            80%            81%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        ------------------------------------------------------------------------------------
                                                                            Class C
                                        ------------------------------------------------------------------------------------
                                                Six
                                             Months
                                              Ended
                                            May 31,                           Year Ended November 30,
                                               2000        -----------------------------------------------------------------
                                        (unaudited)           1999           1998           1997           1996         1995
                                        ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ................       $ 6.86         $ 5.50         $ 8.26         $ 7.41         $ 7.50       $ 6.50
                                        ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..................         (.04)(a)       (.08)(a)       (.07)(a)       (.08)(a)       (.02)        (.03)(a)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................         (.29)          1.83           (.52)          1.99           1.00         2.03
                                        ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .........................         (.33)          1.75           (.59)          1.91            .98         2.00
                                        ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .....................         (.64)          (.39)         (2.17)         (1.06)         (1.07)       (1.00)
                                        ------------------------------------------------------------------------------------
Net asset value,
  end of period ......................       $ 5.89         $ 6.86         $ 5.50         $ 8.26         $ 7.41       $ 7.50
                                        ====================================================================================
Total Return
Total investment return based on
  net asset value(b) .................        (5.43)%        34.31%         (9.58)%        30.72%         15.48%       36.79%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ....................      $25,641        $28,025        $21,231        $18,871        $13,899      $10,078
Ratio of expenses to
  average net assets .................         1.85%(c)       1.86%          1.84%          1.83%          1.86%        1.89%
Ratio of net investment loss
  to average net assets ..............        (1.16)%(c)     (1.22)%        (1.18)%        (1.10)%         (.51)%       (.51)%
Portfolio turnover rate ..............           46%            97%           106%           158%            80%          81%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                ------------------------------------------------------------------
                                                                             Advisor Class
                                                ------------------------------------------------------------------
                                                        Six
                                                     Months                                             October 2,
                                                      Ended                                             1996(d) to
                                                    May 31,               Year Ended November 30,         November
                                                       2000        ----------------------------------          30,
                                                (unaudited)          1999          1998          1997         1996
                                                ------------------------------------------------------------------
Net asset value, beginning of period ........        $ 7.58        $ 5.98        $ 8.69        $ 7.71       $ 6.99
                                                ------------------------------------------------------------------
Income From Investment Operations
Net investment loss .........................            -0-(a)      (.01)(a)      (.01)(a)      (.02)(a)       -0-
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ..............................          (.33)         2.00          (.53)         2.10          .72
                                                ------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ...........................          (.33)         1.99          (.54)         2.08          .72
                                                ------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ........            -0-           -0-           -0-         (.04)          -0-
Distributions from net realized gains .......          (.64)         (.39)        (2.17)        (1.06)          -0-
                                                ------------------------------------------------------------------
Total dividends and distributions ...........          (.64)         (.39)        (2.17)        (1.10)          -0-
                                                ------------------------------------------------------------------
Net asset value, end of period ..............        $ 6.61        $ 7.58        $ 5.98        $ 8.69       $ 7.71
                                                ==================================================================
Total Return
Total investment return based on net asset
  value(b) ..................................         (4.87)%       35.66%        (8.19)%       32.00%       10.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...        $9,891        $9,970       $11,305       $10,275       $1,083
Ratio of expenses to average net assets .....           .82%(c)       .85%          .83%          .83%         .89%(c)
Ratio of net investment income (loss) to
  average net assets ........................          (.13)%(c)     (.20)%        (.16)%        (.21)%        .38%(c)
Portfolio turnover rate .....................            46%           97%          106%          158%          80%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.
(d)   Commencement of distribution.


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                                                          THE ALLIANCE FUND o 25

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

medium-capitalization or mid-cap company

Refers to a company with an average market capiitalization.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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26 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                                ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 27

--------------------------------------------------------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
28 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alden M. Stewart, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 29

--------------------------------------------------------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

--------------------------------------------------------------------------------
30 o THE ALLIANCE FUND

NOTES


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o THE ALLIANCE FUND

The Alliance Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

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AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ALLAR500